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                                                                    Exhibit 10.8

                    THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

     This Third Amendment to Employment Agreement (the "Amendment"), dated as of the 27/th/ day of September, 2001 by and between COMFORCE Corporation ("COMFORCE") a Delaware corporation, and COMFORCE Operating, Inc. ("COI"), a Delaware corporation that is wholly-owned by COMFORCE (COMFORCE and COI are collectively referred to as the "Employer"), and John C. Fanning, a resident of the State of Florida ("Employee").

     WHEREAS, the parties entered into an Employment Agreement (the "Employment Agreement") dated as of January 1, 1999 pursuant to which Employer formalized the terms upon which Employee is employed by Employer, which Employment Agreement was previously amended as of March 28, 2000 and January 23, 2001 (as amended, the "Employment Agreement"); and

     WHEREAS, the parties desire to further amend the Employment Agreement as herein provided.

     NOW, THEREFORE, in consideration of the promises and mutual obligations of the parties contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 2 of the Employment Agreement is hereby amended by changing the Initial Termination Date therein from December 31, 2003 to December 31, 2005.

     2. Section 4(b) of the Employment Agreement is hereby amended in its entirety to read as follows:

            (b) Reimbursement of Expenses. It is recognized that during the Term of Employment, Employee will be required to incur ordinary and necessary business expenses in connection with the performance of his duties hereunder. Employer shall pay or reimburse Employee promptly in the amount of all such expenses upon presentation of itemized vouchers or other evidence of those expenditures in accordance with Employer's policies and procedures. In addition the Employee will be given an annual non-accountable expense allowance of $20,000.

     3. All other provisions of the Employment Agreement shall remain in full force and effect.
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     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above mentioned.

                         COMFORCE CORPORATION


                         By:_______________________________
                            Its:

                         COMFORCE OPERATING, INC.


                         By:_______________________________
                            Its:

                         EMPLOYEE


                         __________________________________
                         John C. Fanning

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